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                                                                      Exhibit 2D


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 18, 1998 with respect to the financial statements of The Manufacturers Life Insurance Company of New York, in Pre-Effective Amendment No. 1 to the Registration Statement (form S-6 File No. 333-33351) and in the prospectus of The Manufacturers Life Insurance Company of New York Separate Account B.


                                                   Ernst & Young LLP


Boston, Massachusetts
March 12, 1998